UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2023

Turtle Beach Corporation
(Exact Name of Registrant as Specified in Its Charter)

001-35465
(Commission File Number)

Nevada	27-2767540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

44 South Broadway, 4th Floor
White Plains, New York 10601
(Address of principal executive offices, including zip code)

(888) 496-8001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01            Entry into a Material Definitive Agreement.

On March 10, 2023, Turtle Beach Corporation, a Nevada corporation (the “Company”), entered into the Third Amendment to Amended and Restated Loan, Guaranty and Security Agreement (the “Third Amendment”), by and among the Company, Voyetra Turtle Beach, Inc., TBC Holding Company LLC, Turtle Beach Europe Limited (“TBEU”), VTB Holdings, Inc., as guarantor, the financial institutions party thereto from time to time as lenders and Bank of America, N.A., as administrative agent, collateral agent and security trustee for the lenders. The Company executed the Third Amendment to extend its working capital line through April 2025 and to confirm the interest rate structure in connection with the phasing out of LIBOR.

The Third Amendment, among other things: (i) extended the maturity date of our credit facility from March 5, 2024 to April 1, 2025; (ii) updated the interest rate and margin terms; (iii) removed the FILO Loan facility; (iv) updated the sub-facility limit for TBEU to $15 million; (v) increased our undrawn commitment fee by 0.125%; and (vi) transitioned the reference interest rates from LIBOR to BSBY, SONIA and EUIBOR.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Amended and Restated Loan, Guaranty and Security Agreement, dated March 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date:	March 15, 2023	By:	/s/ JOHN T. HANSON
John T. Hanson Chief Financial Officer, Treasurer and Secretary